Exhibit 10.3

SURO CAPITAL CORP.

(a Maryland corporation)

AMENDMENT NO. 2 TO

AT-THE-MARKET SALES AGREEMENT

November 8, 2024

BTIG, LLC

350 Bush Street, 9th Floor

San Francisco, CA 94104

Citizens JMP Securities, LLC

600 Montgomery Street, 11th Floor

San Francisco, CA 94111

Ladenburg Thalmann & Co. Inc.

277 Park Avenue, 26th Floor

New York, New York 10172

Ladies and Gentlemen:

This Amendment No. 2, dated November 8, 2024 (the “Amendment”), is to the At-the-Market Sales Agreement, dated July 29, 2019 (the “Sales Agreement”), by and among SuRo Capital Corp., a Maryland corporation (the “Company”), BTIG, LLC (“BTIG”), Citizens JMP Securities, LLC (formerly JMP Securities, LLC, and referred to as “JMP”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg”).

WHEREAS, the Company, BTIG, JMP and Ladenburg desire to amend the Sales Agreement to add Barrington Research Associates, Inc. (“Barrington” and, together with BTIG, JMP and Ladenburg, the “Agents”) to modify certain definitions in the Sales Agreement and make certain other changes to the Sales Agreement with effect on and after the date hereof;

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Sales Agreement and agree as follows:

1.            Effective as of the date hereof, the first paragraph of the Sales Agreement is deleted and replaced in its entirety with the following:

SuRo Capital Corp., a Maryland corporation (the “Company”), confirms its agreement (this “Agreement”) with BTIG, LLC (“BTIG”), Citizens JMP Securities, LLC (“JMP”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and Barrington Research Associates, Inc. (“Barrington” and, together with BTIG, JMP and Barrington, the “Agents” and each, an “Agent” and, together with the Company, the “Parties”), as follows:

2.            Effective on the date hereof, all references to the “Registration Statement” in the Sales Agreement shall refer to the registration statement on Form N-2 (File No. 333-272578).

3.            A new clause (ix) shall be added to the end of Section 7(f) of the Agreement as follows:

“; and (ix) the fees and disbursements of counsel to the Agents (up to $25,000) in connection with an amendment to the Agreement and/or any filing of an additional Prospectus Supplement.”

4.            Effective as of the date hereof, Schedule 3 to the Sales Agreement is deleted and replaced in its entirety with the following:

5.            Effective as of the date hereof, Section 13 of the Sales Agreement is deleted in its entirety and replaced with the following:

“Notices.

All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement or any Terms Agreement shall be in writing, unless otherwise specified, and:

if sent to BTIG, shall be delivered to

BTIG, LLC
350 Bush Street, 9th Floor
San Francisco, CA 94104
Attention: Equity Capital Markets
Email: BTIGUSATMTrading@btig.com

with copies (which shall not constitute notice) to:

BTIG, LLC
350 Bush Street, 9th Floor
San Francisco, CA 94104
Attention: General Counsel and Chief Compliance Officer
Email:	BTIGcompliance@btig.com
legal@btig.com

and if to JMP:

Citizens JMP Securities, LLC
600 Montgomery Street, 11th Floor
San Francisco, CA 94111
Attention: Walter Conroy, Chief legal Officer
Email: wconroy@jmpg.com

and if to Ladenburg:

Ladenburg Thalmann & Co. Inc.
640 Fifth Avenue, 4th Floor
New York, NY 10019
Attention: Equity Syndicate Desk (with a copy to the legal department)
Email: ATM@ladenburg.com

and if to Barrington:

Barrington Research Associates, Inc.
161 N. Clark Street, Suite 2950
Chicago, IL 60601
Attention: Craig Christensen
Email: cec@brai.com

and, in each case:

Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Brad L. Shiffman
Email: brad.shiffman@blankrome.com

and if to the Company, shall be delivered to:

SuRo Capital Corp.
640 Fifth Avenue, 12th Floor
New York, NY 10019
Attention:
Mark D. Klein
Email: mklein@surocap.com
Allison Green
Email: agreen@surocap.com

with a copy (which shall not constitute notice) to:

Eversheds Sutherland (US) LLP
700 Sixth Street NW
Washington, DC 20001
Attention: Payam Siadatpour, Esq.
Email: payamsiadatpour@eversheds-sutherland.com

Each party may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party (other than pursuant to auto-reply). Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.”

6.            Except as set forth above, no other amendments to the Sales Agreement are intended by the parties thereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Sales Agreement, including all exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

7.            Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Sales Agreement.

8.            This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agents.

Very truly yours,

SURO CAPITAL CORP.

By:	/s/ Mark Klein
Name:	Mark Klein
Title:	Chief Executive Officer and President

CONFIRMED AND ACCEPTED, as of

the date first above written:

BTIG, LLC

By:	/s/ Michael Passaro
Name:	Michael Passaro
Title:	Managing Director

CITIZENS JMP Securities, LLC

By:	/s/ Jorge Solares-Parkhurst
Name:	Jorge Solares-Parkhurst
Title:	Managing Director

LADENBURG THALMANN & CO. INC.

By:	/s/ Nicholas Stergis
Name:	Nicholas Stergis
Title:	Managing Director

BARRINGTON RESEARCH ASSOCIATES, INC.

By:	/s/ Craig Christensen
Name:	Craig Christensen
Title:	Senior Managing Director – Equity Capital Markets

[Signature page to Amendment No. 2 to Equity Distribution Agreement]